UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

FTAI AVIATION LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37386	98-1420784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	FTAI	The Nasdaq Global Select Market
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAIP	The Nasdaq Global Select Market
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAIO	The Nasdaq Global Select Market
8.25% Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares	FTAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On February 27, 2023, FTAI Aviation Ltd. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Option Plan Prospectus Supplement”) to the prospectus dated February 27, 2023 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-270042). The Option Plan Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the FTAI Aviation Ltd. Nonqualified Stock Option and Incentive Award Plan (the “Option Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive such securities (collectively, the “Selling Shareholders”).

Specifically, the Option Plan Prospectus Supplement registers: (i) 29,805,778 of the Company’s ordinary shares, par value $0.01 per share (“Ordinary Shares”) available as of the date hereof for issuance under the Option Plan and (ii) 1,720,316 Ordinary Shares as to which awards have previously been granted under the Option Plan. The Company will receive the exercise or purchase price of certain shares-based awards under the Option Plan if and when such awards are exercised or purchased for cash. The Company will not receive any proceeds if the shares-based awards are exercised on a cashless basis.

In addition, the Option Plan Prospectus Supplement registers 59,491 Ordinary Shares that may be offered for resale from time to time by the Selling Shareholders to whom the shares have been or may be issued under the  Option Plan (including, without limitation, in connection with the exercise of options). The Company will not receive any proceeds from the sale of its Ordinary Shares by such Selling Shareholders.

In connection with the filing of the Option Plan Prospectus Supplement, the Company is filing an opinion of its counsel, Maples and Calder (Cayman) LLP, regarding the legality of the securities being registered pursuant to the Option Plan Prospectus Supplement, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Maples and Calder (Cayman) LLP.
23.1	Consent of Maples and Calder (Cayman) LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2023

FTAI AVIATION LTD.

/s/ Eun Nam
Eun Nam
Chief Financial Officer and Chief Accounting Officer